Exhibit 99.1

Sealed Air to be Acquired by CD&R for $10.3 Billion

Stockholders to Receive $42.15 per Share in Cash Representing a 41% Premium to the Unaffected Share Price

CHARLOTTE, N.C., November 17, 2025 – Sealed Air Corporation (“Sealed Air” or the “Company”) (NYSE: SEE), a leading global provider of food and protective packaging solutions, announced today that it has entered into a definitive agreement to be acquired by funds affiliated with CD&R, a leading private investment firm with deep experience in the industrial and packaging industries, in an all-cash transaction with an enterprise value of $10.3 billion.

Under the terms of the agreement, Sealed Air stockholders will receive $42.15 in cash per share. This represents a premium of 41% to Sealed Air’s unaffected stock price1 as of August 14, 2025 and a premium of 24% to Sealed Air’s 90-day VWAP as of November 12, 2025.

“After careful review of strategic alternatives over the past year, the Board is confident that this transaction delivers significant value and is in the best interests of our stockholders and the Company,” said Henry R. Keizer, Chairman of the Board of Sealed Air. “Furthermore, this transaction represents a realization of immediate and certain value for Sealed Air stockholders at a substantial premium and enables the Company to execute its long-term strategic vision.”

“Today marks an inflection point in Sealed Air’s history and we look forward to embarking on this next phase of growth in partnership with CD&R,” said Dustin Semach, President and Chief Executive Officer of Sealed Air. “This transaction delivers significant and derisked value to Sealed Air stockholders while accelerating our ongoing transformation. CD&R’s partnership will enhance our ability to invest in growing our Food and Protective businesses while maintaining a customer-first approach. Through more rapid innovation, expanded capabilities and broader reach, we will create more value for our customers and more opportunities for our employees.”

“Sealed Air is an exceptional global business with a talented leadership team, leading franchises and attractive underlying fundamentals,” said Rob Volpe, Partner at CD&R. “The Company has a strong foundation in its industry leadership, committed employee base, deep customer and supplier relationships, differentiated product portfolio and demonstrated operating capability. We are committed to supporting Sealed Air’s continued investment in its people, assets, and product portfolio. We have great respect for Sealed Air’s senior leadership team, and look forward to partnering with them.”

[1]

Sealed Air’s stock price was impacted by two unrelated events – the filing of a Form 13F by an activist investor disclosing ownership in the Company on 8/14/25 and published rumors about a potential transaction on 11/12/25. Unaffected stock price date based on the last full trading day prior to these two unrelated events.

Transaction Details

The transaction, which has been unanimously approved by Sealed Air’s Board of Directors, is expected to close in mid-2026, subject to the receipt of stockholder approval, regulatory clearances, and the satisfaction of other customary closing conditions.

Under the terms of the agreement, Sealed Air can actively solicit additional acquisition proposals from third parties during a “go-shop” period of 30 days from the signing of the agreement, with an additional 15 days to negotiate a definitive agreement with qualifying parties. There can be no assurance that this solicitation process will result in a superior proposal, and Sealed Air does not intend to disclose developments with respect to the solicitation process unless and until it determines such disclosure is appropriate or otherwise required.

Equity financing for the transaction has been committed by investment funds affiliated with CD&R and debt financing for the transaction has been committed by a group led by J.P. Morgan Securities LLC, BofA Securities, BNP Paribas Securities Corp, Goldman Sachs, UBS Investment Bank and Wells Fargo. Citi, Mizuho and RBC Capital Markets also provided committed financing to CD&R.

Upon completion of the transaction, Sealed Air’s headquarters will remain in Charlotte, North Carolina. Sealed Air will become a privately held company, and its common stock will no longer be traded on the New York Stock Exchange upon the closing of the transaction.

Advisors

Evercore served as exclusive financial advisor and Latham & Watkins LLP served as legal counsel to Sealed Air. BofA Securities, BNP Paribas Securities Corp, Citi, Goldman Sachs, J.P. Morgan Securities LLC, Lazard, Mizuho, RBC Capital Markets, UBS Investment Bank, and Wells Fargo served as financial advisors to CD&R. Kirkland & Ellis LLP and Debevoise & Plimpton LLP served as legal counsel to CD&R.

About Sealed Air

Sealed Air Corporation (NYSE: SEE), is a leading global provider of packaging solutions that integrate sustainable, high-performance materials, automation, equipment and services. Sealed Air designs, manufactures and delivers packaging solutions that preserve food, protect goods and automate packaging processes. We deliver our packaging solutions to an array of end markets including fresh proteins, foods, fluids and liquids, medical and life science, e-commerce retail, logistics and omnichannel fulfillment operations, and industrials. Our globally recognized solution brands include CRYOVAC® brand food packaging, SEALED AIR® brand protective packaging, LIQUIBOX® brand liquids systems, AUTOBAG® brand automated packaging systems, and BUBBLE WRAP® brand packaging. In 2024, Sealed Air generated $5.4 billion in sales and has approximately 16,400 employees who serve customers in 117 countries/territories.

About CD&R

Founded in 1978, CD&R is a leading private investment firm with a strategy of generating strong investment returns by building more robust and sustainable businesses through the combination of skilled investment experience and deep operating capabilities. In partnership with the management teams of its portfolio companies, CD&R takes a long-term view of value creation and emphasizes positive stewardship and impact. The firm invests in businesses that span a broad range of industries, including industrial, healthcare, consumer, technology and financial services end markets. CD&R is privately owned by its partners and has offices in New York and London. For more information, please visit www.cdr.com and follow the firm’s activities through LinkedIn and @CDRBuilds on X/Twitter.

Important Information and Where to Find It

This communication is being made in respect of the proposed transaction (the “Transaction”) involving Sealed Air Corporation (“Sealed Air,” the “Company” or “us”), Sword Purchaser, LLC and Sword Merger Sub, Inc. The Transaction will be submitted to the Company’s stockholders for their consideration and approval at a special meeting of the Company’s stockholders. In connection with the Transaction, the Company expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”), the definitive version of which (if and when available) will be sent or provided to the Company’s stockholders and will contain important information about the Transaction and related matters. The Company may also file other relevant documents with the SEC regarding the Transaction. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Proxy Statement and other documents containing important information about the Company and the Transaction that are filed or will be filed with the SEC by the Company when they become available at the SEC’s website at www.sec.gov or the Company’s website at www.sealedair.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transaction. Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement for the 2025 annual meeting of stockholders, which was filed with the SEC on April 17, 2025 (the “2025 Annual Meeting Proxy Statement”), and will be available in the Proxy Statement. To the extent holdings of the Company’s securities by such directors or executive officers (or the identity of such directors or executive officers) have changed since the information set forth in the 2025 Annual Meeting Proxy Statement, such information has been or will be reflected on the Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of the Company’s directors and executive officers in the Transaction will be included in the Proxy Statement if and when it is filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and projections about future events, which are subject to change. Any statements as to the expected timing, completion and effects of the Transaction or that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “intend,” “aim,” “plan,” “believe,” “could,” “seek,” “see,” “should,” “will,” “may,” “would,” “might,” “considered,” “potential,” “predict,” “projection,” “estimate,” “forecast,” “continue,” “likely,” “target” or similar expressions. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements.

These risks, uncertainties, assumptions and other important factors that might materially affect such forward-looking statements include, but are not limited to: (i) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction; (ii) the possibility that the Company’s stockholders may not approve the Transaction; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement entered into pursuant to the Transaction; (iv) the risk that the parties to the merger agreement may not be able to satisfy the conditions to the Transaction in a timely manner or at all; (v) the risk of any litigation relating to the Transaction; (vi) the risk that the Transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on the Company’s operating results and business generally; (vii) the risk that the Transaction and its announcement could have adverse effects on the market price of the Company’s common stock; (viii) the possibility that the parties to the Transaction may not achieve some or all of any anticipated benefits with respect to the Company’s business and the Transaction may not be completed in accordance with the parties’ expected plans or at all; (ix) the risk that restrictions on the Company’s conduct during the pendency of the Transaction may impact the Company’s ability to pursue certain business opportunities; (x) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee; (xii) the risk that the Company’s stock price may decline significantly if the Transaction is not consummated; (xiii) the Company’s ability to raise capital and the terms of those financings; (xiv) the risk posed by legislative, regulatory and economic developments affecting the Company’s business; (xv) general economic and market developments and conditions, including with respect to federal monetary policy, federal trade policy, sanctions, export restrictions, interest rates, interchange rates, labor shortages, supply chain issues, changes in raw material pricing and availability; energy costs; and environmental matters; (xvi) changes in consumer preferences and demand patterns that could adversely affect the Company’s sales, profitability and productivity; (xvii) the effects of animal and food-related health issues on the Company’s business; and (xviii) the other risk factors and cautionary statements described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and other documents filed by the Company with the SEC. The above list of factors is not exhaustive or necessarily in order of importance. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to, and specifically disclaims any obligation to, update any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

Contacts

Investors

Sealed Air

Mark Stone

Vice President, Investor Relations

mark.stone@sealedair.com

Media

Sealed Air

Andi Cole

Head of Global Corporate Communications

andi.cole@sealedair.com

FGS Global

SealedAir-FGS@fgsglobal.com

CD&R

Jon Selib

JSelib@cdr.com